Exhibit 10.1

AMENDMENT NO. 2

Dated as of June 28, 2016

to

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 (“Amendment”) is made as of June 28, 2016 by and among YRC WORLDWIDE INC., a Delaware Corporation (“Parent”), YRC INC., a Delaware Corporation (“YRC”), USF REDDAWAY INC., an Oregon Corporation (“Reddaway”), USF HOLLAND INC., a Michigan Corporation (“Holland”), and NEW PENN MOTOR EXPRESS, INC., a Pennsylvania Corporation (“New Penn”, and together with Parent, YRC, Holland and Reddaway, “Borrowers” and each a “Borrower”), each Guarantor a party hereto, the Lenders a party hereto and CITIZENS BUSINESS CAPITAL, a division of Citizens Asset Finance, Inc., a subsidiary of Citizens Bank, N.A. (f/k/a RBS Citizens Business Capital, a division of RBS Asset Finance, Inc., a subsidiary of Citizens Bank, N.A.), as agent for Lenders and Issuing Banks (in such capacity, “Agent”), under that certain Loan and Security Agreement dated as of February 13, 2014 by and among Borrowers, Guarantors party thereto from time to time, the Lenders and Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement.

WHEREAS, Borrowers and Guarantors have requested that the Lenders and Agent agree to an amendment to the Loan Agreement; and

WHEREAS, the Lenders party hereto and Agent have agreed to such amendment on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Guarantors, the Lenders party hereto and Agent have agreed to enter into this Amendment.

1. Amendments to Loan Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 2 below, the Loan Agreement is hereby amended as follows:

(a) The cover page of the Loan Agreement is hereby amended by deleting the following language where it appears therein:

“RBS CITIZENS, N.A.,

MERRILL LYNCH, PIERCE, FENNER & SMITH and CIT FINANCE LLC

As Joint Lead Arrangers

and

Joint Bookrunners

BANK OF AMERICA, N.A.

as Syndication Agent

ALLY COMMERCIAL FINANCE and PNC BANK

as Co-Documentation Agents”

and replacing it with the following:

“CITIZENS BANK, N.A.,

MERRILL LYNCH, PIERCE, FENNER & SMITH and PNC BANK

As Joint Lead Arrangers and Joint Bookrunners

BANK OF AMERICA, N.A. and PNC BANK

as Co-Syndication Agents

ING CAPITAL LLC, CIT FINANCE LLC, and KEYBANK NATIONAL ASSOCIATION

as Co-Documentation Agents”

(b) Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

(i) “Amendment Fee Letter – that certain Amendment Fee Letter, dated as of May 24, 2016, by and among the Loan Parties and Agent, as amended and in effect from time to time.”

(ii) “Bail-In Action - means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”

(iii) “Bail-In Legislation - means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”

(iv) “EEA Financial Institution - means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.”

(v) “EEA Member Country - means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.”

(vi) “EEA Resolution Authority - means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.”

(vii) “EU Bail-In Legislation Schedule - means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.”

(viii) “Master Assignment and Assumption – that certain Master Assignment and Assumption Agreement, dated as of the Second Amendment Effective Date, by and among the Lenders and Agent.”

(ix) “Second Amendment Effective Date – June 28, 2016.”

(x) “Write-Down and Conversion Powers - means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(c) Section 1.1 of the Loan Agreement is hereby further amended as follows:

(i) The definition of “Accelerated Reporting Trigger Event” is hereby deleted in its entirety and replaced with the following:

“Accelerated Reporting Trigger Event - shall occur when Availability is less than or equal to ten percent (10%) of the Collateral Line Cap.”

(ii) The definition of “Applicable Margin” is hereby deleted in its entirety and replaced with the following:

“Applicable Margin - with respect to any Type of Loan on any day, the following margin for such type of Loan: (a) Base Rate Loans, 0.75%, and (b) LIBOR, 1.75%.”

(iii) The definition of “Base Rate” is hereby amended by deleting the “.” at the end of the last sentence therein and replacing it with the following:

“; provided, that, at no time shall the “Federal Funds Effective Rate” be less than zero percent (0.00%).”

(iv) The definition of “Cash Dominion Trigger Event” is hereby deleted in its entirety and replaced with the following:

“Cash Dominion Trigger Event - shall occur when either (i) a Specified Event of Default has occurred; or (ii) Borrowers shall fail to maintain at any time Availability in an amount at least equal to ten percent (10%) of the Collateral Line Cap.”

(v) The definition of “Cash Dominion Trigger Period” is hereby deleted in its entirety and replaced with the following:

“Cash Dominion Trigger Period - shall commence upon the occurrence of a Cash Dominion Trigger Event, and shall continue until the date that (i) no Specified Event of Default exists; and (ii) Borrowers have maintained Availability of not less than ten percent (10%) of the Collateral Line Cap for a period of thirty (30) consecutive calendar days.”

(vi) The definition of “Defaulting Lender” is hereby deleted in its entirety and replaced with the following:

“Defaulting Lender - any Lender that (a) has failed to fund any amounts required to be funded by it under this Agreement within one (1) Business Day of the date that it is required to do so under the Agreement, (b) notified Administrative Borrower, Agent, or any Lender in writing that it does not intend to comply with all or any portion of its funding obligations under the Agreement, (c) has made a public statement to the effect that it does not intend to comply with its funding obligations under the Agreement, (d) failed, within one (1) Business Day after written request by Agent, to confirm that it will comply with the terms of the Agreement relating to its obligations to fund any amounts required to be funded by it under the Agreement, (e) otherwise failed to pay over to Agent or any other Lender any other amount required to be paid by it under the Agreement within one (1) Business Day of the date that it is required to do so under the Agreement, (f) (i) becomes or is insolvent or has a parent company that has become or is insolvent or (ii) becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, or (g) a Lender that has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action; provided, that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in such Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination made in good faith by Agent that a Lender is a Defaulting Lender under clauses (a) through (f) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to Administrative Borrower, each Issuing Bank and each Lender.”

(vii) The definition of “Eligible Borrowing Base Cash” is hereby deleted in its entirety and replaced with the following:

“Eligible Borrowing Base Cash - the lesser of (a) cash from time to time deposited in the Borrowing Base Cash Account, which, for purposes of any Borrowing Base Certificate, shall be calculated as of the close of business on the date that is two (2) Business Days prior to the delivery (or required delivery) of same to the Administrative Agent pursuant to Section 8.1 of this Agreement, and (b) cash from time to time deposited in the Borrowing Base Cash Account plus any other Dominion Accounts plus any other cash or Cash Equivalents of the Borrowers in accordance with GAAP, which, for purposes of any Borrowing Base Certificate, shall be calculated as of the close of business on the last

Business Day of the previous calendar month or the preceding Friday, as applicable, depending on whether the Borrowers are required to deliver monthly or weekly Borrowing Base Certificates pursuant to Section 8.1 of this Agreement.”

(viii) The definition of “LIBOR Rate” is hereby amended by deleting the “.” at the end of the first sentence and replacing it with the following:

“; provided, further, that, at no time shall the “LIBOR Rate” be less than zero percent (0.00%).”

(ix) Clause (i) of the definition of “Maturity Date” is hereby deleted in its entirety and replaced with the following:

“(i) the later of (a) five (5) years from the Second Amendment Effective Date (so long as at least 90% of the Term Debt which remains outstanding as of February 13, 2019 has been on or prior to such date refinanced, replaced or extended with a maturity date of no earlier than five (5) years following the Second Amendment Effective Date) and (b) February 13, 2019;”

(x) The definition of “Other Agreement” is hereby amended by inserting the phrase, “Amendment Fee Letter; Master Assignment and Assumption;” immediately after “Fee Letter;” where it appears therein.

(d) Article 8 of the Loan Agreement is hereby amended as follows:

(i) Section 8.1 of the Loan Agreement is hereby amended by deleting the following language where it appears therein:

“prepared (x) as of the close of business on the last Business Day of the previous calendar month in the case of clause (i) above and (y) as of the close of business on the preceding Friday in the case of clause (ii) above”

and replacing it with the following:

“prepared (except as otherwise provided in the definition of “Eligible Borrowing Base Cash”) (x) as of the close of business on the last Business Day of the previous calendar month in the case of clause (i) above and (y) as of the close of business on the preceding Friday in the case of clause (ii) above”

(ii) Section 8.3.3(y) of the Loan Agreement is hereby amended by deleting the following language where it appears therein:

“(y) Availability as of the proposed date of such Borrowing Base Cash Release after giving effect thereto is not less than fifteen percent (15%) of the Collateral Line Cap,”

and replacing it with the following:

“(y) Availability as of the proposed date of such Borrowing Base Cash Release after giving effect thereto is not less than ten percent (10%) of the Collateral Line Cap,”

(e) Section 10.1.2(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Within five (5) Business Days of the delivery of the financial statements referred to in Sections 10.1.1(a) and 10.1.1(b) (or the date on which such delivery is required), commencing with the first full Fiscal Quarter completed after the Closing Date, a duly completed Compliance Certificate signed by a Responsible Officer of Parent;”

(f) The Loan Agreement is hereby amended by inserting the following language as a new Section 15.21:

“15.21 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

2. Updated Schedule. Schedule 1.1(b) to the Loan Agreement, the Commitment of Lenders, is hereby deleted in its entirety and replaced with the updated schedule attached hereto at Annex A.

3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) Agent shall have received counterparts of this Amendment and the Master Assignment and Assumption, in both cases, duly executed by each Loan Party, the Lenders and Agent, (b) Agent shall have received counterparts of an amendment to the Second Priority Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing recorded against each of the following locations of the Loan Parties: (i) 4700 Highway 42, Ellenwood, Georgia and (ii) 345 Roadway Drive, Ringgold, Georgia, each duly executed by Agent and the applicable Loan Party, in form and substance reasonably acceptable to Agent and in suitable form for recording, (c) the Agent shall have received duly executed Notes in favor of any Lender so requesting a Note evidencing such Lender’s updated Commitment delivered via PDF (with originals to follow promptly, but in all events within five (5) Business Days, after the Second Amendment Effective Date), and (d) the Administrative Borrower shall have paid all fees owed in connection with the Amendment Fee Letter, and all invoiced, reasonable, out-

of-pocket expenses of Agent (including, without limitation, all previously invoiced, reasonable, out-of-pocket expenses of Agent (including, to the extent invoiced, reasonable attorneys’ fees and expenses of one primary counsel), in each case to the extent reimbursable under the terms of the Loan Agreement) in connection with this Amendment.

4. Representations and Warranties of the Borrower. Each Borrower and Guarantor party hereto hereby represents and warrants as follows as of the closing date of this Amendment:

(a) this Amendment has been duly authorized, executed and delivered by each Borrower and each Guarantor and this Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and the Guarantors and are enforceable against Borrowers and Guarantors in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity;

(b) the execution, delivery and performance by each Loan Party of this Amendment (and the Loan Agreement as amended hereby) do not require any consent or approval of, or notice to, any Governmental Authority, except for (i) approvals, consents, exemptions, authorizations or other actions by, or notices to, or filings necessary to perfect the Liens on the Collateral granted by Loan Parties in favor of the Secured Parties (or release existing Liens), (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or to be in full force and effect pursuant to the Collateral and Guarantee Requirement), and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

(c) the representations and warranties contained in the Loan Agreement and in the other Loan Documents are true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which shall be true and correct in all respects) to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which shall have been true and correct in all respects) on and as of such earlier date; and

(d) As of the date hereof (both before and immediately after giving effect to this Amendment), no Default or Event of Default has occurred and is continuing.

5. Reference to and Effect on the Loan Agreement.

(a) Upon the effectiveness hereof, each reference to the Loan Agreement in the Loan Agreement or any other Loan Document shall mean and be a reference to the Loan Agreement as amended hereby. This Amendment shall constitute a Loan Document.

(b) Except as specifically amended above, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or the Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. Acknowledgements. By executing this Amendment, each of the Loan Parties (a) consents to this Amendment and the performance by Borrowers and each of the other Loan Parties of their obligations hereunder, (b) acknowledges that notwithstanding the execution and delivery of this Amendment, the obligations of each of the Loan Parties under each of the Security Documents and each of the other Loan Documents to which such Loan Party is a party, are not impaired or affected and each Security Document and each such other Loan Document continues in full force and effect, (c) affirms and ratifies, to the extent it is a party thereto, each Security Document and each other Loan Document with respect to all of the Obligations as expanded or amended hereby, and (d) hereby represents and warrants that, as of the date hereof, the Loan Parties do not, to their Knowledge, have, nor claim, any offsets or defenses to their respective Obligations, and have no other claims or causes of action against, any of the Lenders or the Agent in connection with the Loan Documents (as amended hereby).

7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC.

By:	/s/ Jamie G. Pierson
Name:	Jamie G. Pierson
Title:	Executive Vice President and Chief Financial Officer

YRC INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

USF REDDAWAY INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

USF HOLLAND INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

NEW PENN MOTOR EXPRESS, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

EXPRESS LANE SERVICE, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

Signature Page to Amendment No. 2

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

ROADWAY LLC

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC ASSOCIATION SOLUTIONS, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC MORTGAGES, LLC

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC REGIONAL TRANSPORTATION, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC ENTERPRISE SERVICES, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

ROADWAY EXPRESS INTERNATIONAL, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

ROADWAY NEXT DAY CORPORATION

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

Signature Page to Amendment No. 2

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

YRC LOGISTICS SERVICES, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

USF BESTWAY INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

USF DUGAN INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

USF GLEN MOORE INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

USF REDSTAR LLC

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

ROADWAY REVERSE LOGISTICS, INC.

By:	/s/ Phil J. Gaines
Name:	Phil J. Gaines
Title:	Senior Vice President, Finance

Signature Page to Amendment No. 2

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

CITIZENS BUSINESS CAPITAL, a division of Citizens Asset Finance, Inc. (a subsidiary of Citizens Bank, N.A.) (f/k/a RBS Citizens Business Capital, a division of RBS Asset Finance, Inc. (a subsidiary of RBS Citizens, N.A.)), as Agent and a Lender

By:	/s/ Don Cmar
Name:	Don Cmar
Title:	Vice President

Signature Page to Amendment No. 2

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

CITIZENS BANK, N.A. (f/k/a RBS CITIZENS, N.A.), as an Issuing Bank

By:	/s/ Don Cmar
Name:	Don Cmar
Title:	Vice President

Signature Page to Amendment No. 2

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank

By:	/s/ Steve Teufel
Name:	Steve Teufel
Title:	Vice President

Signature Page to Amendment No. 2

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

PNC BANK, NATIONAL ASSOCIATION, as a Lender and an Issuing Bank

By:	/s/ Sherry Winick
Name:	Sherry Winick
Title:	Vice President

Signature Page to Amendment No. 2

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

ING CAPITAL LLC, as a Lender

By:	/s/ Doug S. Clarida
Name:	Doug S. Clarida
Title:	Director

By:	/s/ Jerry L. McDonald
Name:	Jerry L. McDonald
Title	Director

Signature Page to Amendment No. 2

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

CIT FINANCE LLC, as a Lender

By:	/s/ Christopher J. Esposito
Name:	Christopher J. Esposito
Title:	Managing Director

Signature Page to Amendment No. 2

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ Jeffrey B. Iervese
Name:	Jeffrey B. Iervese
Title:	Vice President

By:	/s/ John Finore
Name:	John Finore
Title:	Vice President

Signature Page to Amendment No. 2

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION, as a Lender

By:	/s/ Catherine Chiavetta
Name:	Catherine Chiavetta
Title:	Senior Vice President

Signature Page to Amendment No. 2

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

SIGNATURE BANK, as a Lender

By:	/s/ Robert R. Wallace
Name:	Robert R. Wallace
Title:	Vice President

Signature Page to Amendment No. 2

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

By:	/s/ Benjamin South
Name:	Benjamin South
Title:	Vice President

Signature Page to Amendment No. 2

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

WEBSTER BUSINESS CREDIT CORPORATION, as a Lender

By:	/s/ Julian Vigder
Name:	Julian Vigder
Title:	Vice President

Signature Page to Amendment No. 2

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

FIRST NIAGARA COMMERCIAL FINANCE, INC., as a Lender

By:	/s/ Alice Harris
Name:	Alice Harris
Title:	Vice President, Portfolio Manager

Signature Page to Amendment No. 2

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

KEYBANK NATIONAL ASSOCIATION, as a Lender and an Issuing Bank

By:	/s/ Jonathan Roe
Name:	Jonathan Roe
Title:	Vice President

Signature Page to Amendment No. 2

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

Annex A

Updated Schedule 1.1(b) – Commitments of Lenders

(to be attached)

Schedule 1.1(b)

Commitments of Lenders

Lender/Issuing Bank	Commitment	Pro Rata Share of Commitments	LC Issuance Sublimit
Citizens Business Capital, a division of Citizens Asset Finance, Inc. (a subsidiary of Citizens Bank, N.A.)	$70,000,000	15.556%	—
Citizens Bank, N.A.	—	—	$180,000,000
Bank of America, N.A.	$70,000,000	15.556%	$70,000,000
PNC Bank, National Association	$70,000,000	15.556%	$150,000,000
ING Capital LLC	$45,000,000	10.000%	—
CIT Finance LLC	$45,000,000	10.000%	—
Siemens Financial Services, Inc.	$30,000,000	6.667%	—
City National Bank, a national banking association	$25,000,000	5.556%	—
KeyBank National Association	$25,000,000	5.556%	$50,000,000
Signature Bank	$25,000,000	5.556%	—
Deutsche Bank AG New York Branch	$20,000,000	4.444%	—
Webster Business Credit Corporation	$15,000,000	3.333%	—
First Niagara Commercial Finance, Inc.	$10,000,000	2.222%	—

Totals	$450,000,000	100.000%	$450,000,000